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PROSPECTUS SUPPLEMENT

NORTHERN FUNDS -- FIXED INCOME FUNDS
SUPPLEMENT DATED AUGUST 4, 2006 TO PROSPECTUS DATED JULY 31, 2006


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PENDING REORGANIZATION OF NORTHERN FLORIDA
INTERMEDIATE TAX-EXEMPT FUND INTO NORTHERN
INTERMEDIATE TAX-EXEMPT FUND

The Board of Trustees has determined that the Northern Florida Intermediate Tax-Exempt Fund should be reorganized into the Northern Intermediate Tax-Exempt Fund. The Board has taken this action as a result of the repeal of the Florida Intangible Personal Property Tax. When the repeal takes effect on January 1, 2007, the Florida Intermediate Tax-Exempt Fund will no longer be able to fulfill one of its primary investment strategies, which is to invest at least 80% of its net assets in instruments that are exempt from this tax. It is expected that the reorganization, which is subject to shareholder approval, will occur during the fourth quarter of 2006.

The reorganization will be accomplished by the transfer of all assets and liabilities of the Florida Intermediate Tax-Exempt Fund into the Intermediate Tax-Exempt Fund. Shareholders of the Florida Intermediate Tax-Exempt Fund on the closing date of its reorganization will become shareholders of the Intermediate Tax-Exempt Fund.

The Board of Trustees believes that the pending reorganization is in the best interests of the Fund, and that the interest of the Fund's shareholders will not be diluted as a result of the reorganization. Shareholders of the Florida Intermediate Tax-Exempt Fund will receive additional information before the reorganization.

In connection with the pending reorganization, the Florida Intermediate Tax-Exempt Fund will discontinue accepting orders for the purchase or exchange of Fund shares as of August 14, 2006. The pending reorganization may be terminated and abandoned at any time before closing by action of the Board of Trustees.



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                                                            FIX SPT 806
                                     50 South LaSalle
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
     (NORTHERN FUNDS LOGO)           northernfunds.com